EXHIBIT 10.1

                           FORM OF PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is dated as of this ___ day of _______, 2000 among Commodore Holdings Limited, a Bermuda corporation (the "Company") and _____________________________________________ (the "Purchasers").

                                R E C I T A L S:

         WHEREAS, the Company has authorized the issuance of 800,000 shares of Series B Convertible Preferred Stock (the "Series B Stock") with the rights, preferences and limitations as set forth in EXHIBIT "A" attached hereto (the "Preferred Stock Terms");

         WHEREAS, the Company has authorized the issuance of convertible subordinated debentures (the "Convertible Debentures") with an aggregate face value in the amount of $5,000,000, which Convertible Debentures may be converted into shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

         WHEREAS, the Company desires to sell and the Purchasers desire to purchase some of the shares of the Company's Series B Stock and/or Convertible Debentures.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, warranties and representations contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. PURCHASE OF SERIES B PREFERRED STOCK AND/OR CONVERTIBLE DEBENTURES. The Company hereby sells, conveys and transfers to the Purchasers and the Purchasers hereby purchase from the Company such number of shares of Series B Stock and/or Convertible Debentures as set forth on the signature page of this Agreement. The purchase price for the shares of Series B Stock shall be $10.00 per share. The purchase price of the Convertible Debentures shall be the face value of such Convertible Debentures. The aggregate purchase price hereunder shall be ________________ (the "Purchase Price").

         2. DELIVERIES BY THE PARTIES. Upon delivery by the Purchasers of the Purchase Price to the Company, the Company shall deliver to the Purchasers stock certificates representing shares of Series B Stock and/or notes evidencing the Convertible Debentures. The Series B Stock shall begin to accrue dividends and the Convertible Debentures shall begin to accrue interest on the date the Company receives the Purchase Price in cleared funds.

         3. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser acknowledges, represents and warrants to the Company as follows:

         (a) RECEIPT OF CORPORATE INFORMATION. Each Purchaser is familiar with the business and financial condition of the Company, has been provided access and an opportunity to review all material agreements, books and records of the Company, has had the opportunity to ask questions and receive answers concerning the terms and conditions of his purchase of the

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shares of Series B Stock and the Convertible Debentures and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.

         (b) RISKS. Each Purchaser acknowledges and understands that the purchase of the shares of Series B Stock and/or the Convertible Debentures and the Common Stock issuable upon conversion of the Series B Stock and/or the Convertible Debentures (collectively, the "Conversion Shares") involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) a Purchaser may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, a Purchaser could sustain a complete loss of its entire investment. Each Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company; has evaluated such merits and risks, including risks particular to the Purchaser's situation; and each Purchaser has determined that this investment is suitable for the Purchaser. Each Purchaser has adequate financial resources and can bear a complete loss of the Purchaser's investment.

         (c) ACCREDITED INVESTOR STATUS. Each Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         (d) INVESTMENT INTENT. Each Purchaser hereby represents that the shares of Series B Stock and/or the Convertible Debentures are being acquired for the Purchaser's own account with no intention of distributing such shares of Series B Stock and/or the Convertible Debentures to others. No Purchaser has any contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute for the Purchaser the shares of Series B Stock and/or the Convertible Debentures or any interest therein.

         (e) COMPLIANCE WITH FEDERAL, STATE AND FOREIGN SECURITIES LAWS. Each Purchaser understands that the shares of Series B Stock, the Convertible Debentures and the Conversion Shares have not been registered under the Securities Act or applicable state or foreign securities laws. Each Purchaser understands that the shares of Series B Stock, the Convertible Debentures and the Conversion Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act and applicable state and foreign securities laws or an exemption from such registration is available. Each Purchaser also realizes that its right to transfer the underlying Conversion Shares is subject to certain volume restrictions set forth in Section 7 of this Agreement and that it may not be able to sell or dispose of the shares of Series B Stock, the Convertible Debentures or the Conversion Shares as there may be no public or other market for them. Each Purchaser understands that certificates evidencing the shares of Series B Stock and/or the Convertible Debentures being purchased hereunder shall bear a legend substantially as follows:

                           The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended


                                       2
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                           (the "Securities Act") or any applicable state or
                           foreign law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act and any applicable state and foreign securities law, or (2) an opinion (reasonably satisfactory to the Company) of counsel that registration is not required.

         (f) AUTHORITY. In the event that a Purchaser is a corporation, the Purchaser is duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. Each Purchaser has the requisite power and authority to execute and deliver this Agreement and perform its covenants and agreements hereunder. The execution and delivery by each Purchaser of this Agreement, the performance by each Purchaser of its covenants and agreements hereunder and the consummation by each Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

         (g) ENFORCEABILITY. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law).

         (h) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to any Purchaser or any contract, commitment, agreement or restriction of any kind to which a Purchaser is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Purchaser.

         (i) APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by each Purchaser or the consummation of the transactions described herein.

         4. REPRESENTATIONS OF THE COMPANY. The Company acknowledges, represents and warrants to each Purchaser as follows:

         (a) CORPORATE ORGANIZATION. The Company is duly incorporated, validly existing and in good standing under the laws of Bermuda and has full corporate power, authority

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and legal right to own, lease and operate its properties and to conduct the businesses in which it is now engaged. Each of the Company's subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the state or country of its organization. The Company and each of its subsidiaries is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its respective assets or the operation of its respective business requires such qualification, except where the failure to be so qualified would not have a "Material Adverse Effect". "Material Adverse Effect" shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

         (b) AUTHORITY. The Company has full corporate power and authority to execute and deliver this Agreement, the shares of Series B Stock and the Convertible Debentures and to perform all of its covenants and agreements hereunder. The execution and delivery by the Company of this Agreement, the shares of Series B Stock and the Convertible Debentures, the performance by the Company of its covenants and agreements hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization is required of the Company's directors or stockholders.

         (c) ENFORCEABILITY. This Agreement, the shares of Series B Stock and/or the Convertible Debentures have been duly executed and delivered by the Company and this Agreement and the Convertible Debentures constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law).

         (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement, the shares of Series B Stock and/or the Convertible Debentures by the Company, nor the consummation of the transactions contemplated hereby, nor the performance by the Company of the transactions contemplated hereunder (i) violate any provision of the Memorandum of Association or Bye-Laws of the Company; (ii) violate any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which the Company is a party or by which the Company or any of its assets is bound (including applicable Federal or state securities laws and regulations); or
(iii) conflict with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which the Company is a party or by which the Company or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Material Adverse Effect.

         (e) THE SHARES OF SERIES B PREFERRED STOCK. The shares of Series B Stock have been duly and validly authorized and, the Conversion Shares when issued in accordance with the Preferred Stock Terms or Convertible Debentures, as the case may be, will be duly and validly authorized; and the Series B Stock, when issued for the consideration herein provided, and the Conversion Shares, when issued in accordance with the Preferred Stock Terms or Convertible Debentures, as the case may be, will be duly and validly issued and outstanding, fully paid and nonassessable and the Purchaser of the Conversion Shares shall be entitled to all rights accorded to the holders of the Common Stock, subject to the restrictions contained in this Agreement. The Company has reserved and made available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall be sufficient to effect the conversion of the Series B Stock and Convertible Debentures.

         (f) APPROVALS. Except as may be required under federal, state and Bermuda securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by the Company does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of the Company.

         (g) CAPITALIZATION.

                  (i) The Company has authorized capital stock consisting of 100,000,000 shares of common stock, par value $.01 per share, of which _________ shares are issued and outstanding, as of the date hereof, and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), 400,000 of which were issued and outstanding prior to the consummation of the transactions contemplated hereby. All of the outstanding shares of Common Stock and Preferred Stock are duly and validly authorized and issued, fully paid and non-assessable, and were offered, issued and sold in accordance with applicable Federal and state securities laws.

                  (ii) Except for the options, warrants and obligations to issue shares described in the Company's Annual Report on Form 10-K for the year ended September 30, 1999 (the "Form 10-K"), and options proposed to be issued since the date of the Form 10-K pursuant to the Company's stock option plans (including the Company's 1999 Stock Plan that will be submitted to the Company's stockholders for approval at its 2000 annual stockholders' meeting (the "Annual Meeting")), the Company does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock. Excluding rights granted to holders of outstanding Preferred Stock, which Preferred Stock will be redeemed in connection with this transaction, the Company has granted registration rights to holders of securities presently exercisable for or convertible into _______ shares of Common Stock, which rights have not yet been exercised.

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

                  (iii) The Company is not a party to, and has no knowledge of, any agreement restricting the voting of its Common Stock. No shares of Common Stock are entitled to preemptive rights.

         (h) COMMISSION DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, during the past three (3) years, the Company has timely filed (or with respect to the proxy statement for the Annual Meeting, will timely file) all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company presently meets the eligibility requirements to file a registration statement on Form S-3 with the Commission with respect to secondary offerings of its Common Stock. The Company has delivered or made available to the Purchaser true and complete copies of the Commission Documents filed with the Commission since September 30, 1996. As of its filing date, and assuming that the Company files the proxy statement in connection with its Annual Meeting with the Commission on a timely basis, the Form 10-K complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and, as of its filing date, the Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended.

         (i) ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as disclosed in the Commission Documents, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary of the Company or any of their respective properties or assets that would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary that would have a Material Adverse Effect.

         (j) TAXES. The Company and each of the subsidiaries has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries of the Company for all current taxes and other charges to which the Company or any subsidiary of the Company is subject and which are not currently due and payable except where the failure to prepare and file such tax returns or the failure to pay or make provision for the payment of all such taxes could not reasonably result in a Material Adverse Effect. None of the Federal income tax returns of the Company or any subsidiary of the Company, since their respective organization, have been audited by the Internal Revenue Service or other foreign governmental tax agency. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against the Company or any subsidiary of the Company for any period that would have a Material Adverse Effect, nor of any basis for any such assessment, adjustment or contingency.

         (k) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement nor any of the Commission Documents furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under and at the time at which they were made herein or therein, not misleading.

         (l) SECURITIES ACT OF 1933. The Company has complied and will comply with all applicable Federal and state securities laws in connection with the offer, issuance and sale of the Series B Stock and Convertible Debentures hereunder in order that the issuance and sale of the Series B Stock and Convertible Debentures will not be subject to the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Series B Stock and Convertible Debentures.

         (m) GOVERNMENTAL APPROVALS. Except for the filing of any notice prior or subsequent to the consummation of the transactions contemplated hereby that may be required under applicable state and/or Federal securities laws and/or other applicable laws of territories in which the Company conducts business (which if required, shall be filed on a timely basis), including the filing of a registration statement or statements pursuant to this Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Series B Stock and Convertible Debentures, or for the performance by the Company of its obligations under this Agreement.

         (n) USE OF PROCEEDS. The net proceeds from the sale of the Series B Stock and Debentures will be used by the Company and its subsidiaries toward the purchase of a cruise ship.

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

         (o) ABSENCE OF CERTAIN DEVELOPMENTS. Except as set forth in the Commission Documents, since September 30, 1999, neither the Company nor any subsidiary has:

                  (i) sold, assigned or transferred any tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                  (ii) suffered any losses or waived any rights of value, whether or not in the ordinary course of business, which would result in a Material Adverse Effect;

                  (iii) experienced any problems with labor or management in connection with the terms and conditions of their employment, which would result in a Material Adverse Effect;

                  (iv) entered into any agreements with its officers, directors or significant shareholders that would be required to be disclosed in the Form 10-K if such agreement had been entered into prior to September 30, 1999;

                  (v) to the knowledge of the Company, incurred any liabilities, indebtedness (except as described herein), obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would have a Material Adverse Effect;

                  (vi) to the knowledge of the Company, suffered an event or circumstance with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which is reasonably likely to have a Material Adverse Effect;

                  (vii) committed to expend in excess of $1,000,000 for future capital expenditures; or

                  (viii) conducted its business in violation of any applicable Federal, state or local governmental law, rule, regulation or ordinance, domestic or foreign, except where the conduct of such business in violation thereof has not resulted in and is not reasonably likely to result in a Material Adverse Effect.

         5. PAYMENT OF DIVIDENDS. The Board of Directors shall declare cash dividends on the Series B Stock at the end of each calendar quarter unless prohibited by applicable law in which event such dividends shall accrue. Such dividends shall be paid in accordance with the Preferred Stock Terms.

         6. RESTRICTION ON SALES OF COMMON STOCK. Any holder of Series B Stock and/or Convertible Debentures may not sell more than 25% of the maximum number of Conversion Shares that it could receive upon conversion of all of its Series B Stock and/or Convertible Debentures during any 90-day period, without the Company's prior written consent. The number of Conversion Shares that may be sold during any 90-day period shall be increased to

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50% of the maximum number of Conversion Shares that it could receive upon conversion of all of its Series B Stock and/or Convertible Debentures if the Company delivers a Notice of Conversion (as defined in the Preferred Stock Terms and in the form of Debenture attached hereto as EXHIBIT "B") to the holders of Series B Stock and/or Convertible Debentures.

         7. NOTICES. All notices, reports and other communications to the Purchaser or the Company hereunder shall be in writing, shall refer specifically to this Agreement and shall be hand delivered or sent by overnight courier, facsimile transmission or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective persons and addresses specified below (or to such other persons or addresses as may be specified in writing to the other party):

                  If to the Purchaser, to:  ____________________________
                                            ____________________________
                                            ____________________________
                                            Fax No.: ___________________

                  With Copy to:             ____________________________
                                            ____________________________
                                            ____________________________
                                            ____________________________
                                            ____________________________
                                            Fax: _______________________

                  If to the Company, to:    Commodore Holdings Limited
                                            9350 South Dixie Highway
                                            Suite 1220
                                            Miami, FL  33156
                                            Attn:   Jeffrey I. Binder, Chairman
                                            Fax No.:  (305) 670-0194

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

                  With Copy to:             Broad and Cassel
                                            Miami Center - Suite 3000
                                            201 S. Biscayne Boulevard
                                            Miami, FL  33131
                                            Attn: Kathleen L. Deutsch, P.A.
                                            Fax No.:  (305) 373-9443

         Any notice or communication given in conformity with this Section shall be deemed to be effective when received by the addressee if delivered by hand or overnight courier or by facsimile (with confirmation of transmission), and three days after mailing, if mailed.

         8. NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of the Purchaser or the Company to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         9. AMENDMENTS. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision(s) intended to be amended, modified, waived, terminated or discharged and signed by the Purchaser and the Company, and each amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Purchaser and the Company.

         10. INTEGRATION. This Agreement, including any Exhibits hereto, represents the entire understanding and agreement of the parties with respect to the subject matter hereof. No other representations, statements or warranties have been made, other than what is written herein.

         11. COSTS OF PARTIES; ATTORNEYS' FEES. The Company shall bear its own costs and up to $10,000 of costs of the Purchaser in connection with this Agreement and the transactions contemplated hereby. Except as otherwise set forth herein, all costs and expenses, including reasonable attorneys' fees, incurred in the enforcement of this Agreement (including enforcement based on a breach of a representation or warranty contained herein or any claim of a third party resulting from a breach of this Agreement or as a result of the Company entering into the transactions contemplated by this Agreement), shall be paid to the prevailing party by the non-prevailing party, upon demand.

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

         12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         13. GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of New York.

         14. BROKERS. Each Purchaser represents to the Company that he has not employed or dealt with any broker, agent or finder in respect of the transactions provided for herein. The Company acknowledges that it has dealt with such a broker, agent or finder in respect of the transactions provided for herein and that it shall be solely responsible for compensating such person. Each party hereto agrees to indemnify and hold harmless the other party hereto from and against all fees, in any way resulting from any contract or understanding existing between the indemnifying party and such broker, agent or finder.

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

         IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first written above.

                                              COMPANY:

                                              COMMODORE HOLDINGS LIMITED

                                              By:
                                                 -------------------------------
                                              Name: JEFFREY I. BINDER
                                                   -----------------------------
                                              Title: CHAIRMAN OF THE BOARD
                                                    ----------------------------


                                              PURCHASERS:
Number of Shares of
Series B Stock Purchased:                     By:
________________________                         -------------------------------
                                              Name:
                                                   -----------------------------
Face Value of Convertible Debentures
Purchased:
________________________

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                                    EXHIBIT A

                         SERIES B PREFERRED STOCK TERMS

                           COMMODORE HOLDINGS LIMITED
                      SERIES B CONVERTIBLE PREFERRED STOCK
                        RIGHTS, PREFERENCES & LIMITATIONS

The Series B Convertible Preferred Stock (the "Series B Preferred Stock") shall have the following rights, preferences and limitations:

         1. DIVIDENDS. The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the funds of Commodore Holdings Limited (the "Company") legally available therefor, cash dividends at the rate of 11% per annum and no more, payable quarterly at the end of each calendar quarter. Such cash dividends on Series B Preferred Stock shall be cumulative so that, if for any quarter cash dividends at the specified rate shall not have been declared and paid or set apart for payment on the Series B Preferred Stock outstanding, the deficiency shall be declared and paid or set apart for payment prior to the making of any dividend or other distribution on the Company's common stock, par value $0.01 per share (the "Common Stock"). Cash dividends on Series B Preferred Stock shall accrue from the date of issue of such Series B Preferred Stock. Upon the payment of all dividends, current and accumulated, at the specified rate upon the outstanding Series B Preferred Stock, the Directors of the Company may declare and pay dividends upon the Common Stock.

         2. CONVERSION.


         (a) VOLUNTARY CONVERSION. Each share of Series B Preferred Stock shall be convertible into a number of shares of Common Stock (the "Conversion Shares") based upon a conversion price per share of Common Stock of $4.0625 (the "Conversion Price"). Unless a holder of Series B Preferred Stock and the Company agree otherwise or unless there is a "Change of Control" (as hereinafter defined), the Series B Preferred Stock shall become convertible at any time commencing twelve (12) months after the date of issuance. If a Change of Control occurs or is contemplated, the Series B Preferred Stock shall become convertible just prior to the consummation of the Change of Control. A "Change of Control" shall have occurred if: (i) any "person" within the meaning of Section 14(d) of the Securities Exchange Act of 1934 becomes the owner, directly or indirectly, of more than 30% of the Company's outstanding Common Stock (excluding warrants, options or other securities convertible into or exercisable for Common Stock); or (ii) the Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

         Conversion shall be effective on the third business day following the receipt by the Company of the Notice of Conversion (as hereafter defined) from the holder of the Series B Preferred Stock, together with the original stock certificate evidencing the Series B Preferred Stock, executed stock powers and signatures guaranteed.

         (b) MANDATORY CONVERSION. Unless a holder of Series B Preferred Stock and the Company agree otherwise, at any time after the Company files a registration statement with the Securities and Exchange Commission ("SEC") with respect to the sale of the Conversion Shares and such registration statement has been declared effective by the SEC, the Company shall have the right to force conversion of up to twenty-five percent (25%) of the shares of the Series B Preferred Stock during any ninety (90) day period at the Conversion Price if at any time the closing bid price of the Company's Common Stock on The Nasdaq Stock Market equals or exceeds 150% of the Conversion Price per share for any ten (10) consecutive trading days (a "Conversion Trigger Date"). For a period of ten (10) business days after the Conversion Trigger Date, the Company shall have the right to deliver to any or all of the holders of Series B Preferred Stock a Notice of Conversion, which states that the Company has elected to exercise its right to demand conversion of the number of shares of Series B Preferred Stock into Common Stock as set forth in such Notice of Conversion. The Notice of Conversion shall state the date that the conversion shall be effective (the "Conversion Date"), which shall not be earlier than the date the Notice of Conversion is delivered to the holders of the Series B Preferred Stock.

         (c) ANTI-DILUTION ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price provided for herein shall be subject to the following adjustments:

                  (i) If the Company shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the Conversion Price in effect immediately prior to the date fixed for the determination of shareholders entitled to such dividends shall be proportionately decreased (adjusted to the nearest 1/1,000 of a share of Common Stock), such adjustment to become effective immediately after the date fixed for such determination.

                  (ii) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately decreased or increased (adjusted to the nearest 1/1,000 of a share of Common Stock), as the case may require, such decrease or increase, as the case may be, to become effective when such subdivision or combination becomes effective.

                  (iii) In the case of any reclassification or change of outstanding shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, or in the case of any consolidation or merger of the Company with or into another corporation, or in the case of any sale or conveyance to another corporation of all or substantially all of the property of the Company, the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter, so long as such holder's conversion right hereunder shall exist, to convert such Series B Preferred Stock into the same kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which such shares of Series B Preferred Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provisions; PROVIDED, HOWEVER, that effective provision(s) shall be made, in the Articles or Certificate of Incorporation of the resulting, surviving or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the shares of Series B Preferred Stock shall thereafter become applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series B Preferred Stock remaining outstanding or other convertible preferred shares receivable by the holders in place thereof; and provided, further, that any such resulting, surviving, or successor corporations shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the holders of the shares of Series B Preferred Stock remaining outstanding, or other convertible preferred shares receivable by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion right as above provided.

                  In case securities or property other than shares of Common Stock shall be issuable or deliverable upon the conversion as aforesaid, then all references in this section shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subsection (iii).

                  (iv) If at any time after the date hereof the Company shall issue shares of Common Stock or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for shares of Common Stock (collectively the "Securities") for a consideration per share (the "Issuance Price") less than the Conversion Price in effect immediately prior to the issuance of such Securities, the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price then in effect by a fraction (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of the Securities, and (ii) the number of shares of Common Stock underlying the Securities multiplied by the consideration per share received (or in the case of warrants or options, the exercise price to be received) by the Company for the Securities divided by the Conversion Price then in effect, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance; provided, however, that if the Company issues an aggregate number of Securities equal to or exceeding 100,000 shares of Common Stock (or rights to receive upon exercise or conversion at least 100,000 shares of Common Stock) after the date hereof, which Securities are issued, exercisable, or convertible for less than the Conversion Price, the Conversion Price with respect to all shares of Series B Preferred Stock shall be reduced to the Issuance Price.

                  Except as provided in the foregoing subsections (i-iv), there shall be no adjustments to the Conversion Price received upon conversion set forth above.

         (d) NOTICE OF CONVERSION. In order to convert Series B Preferred Stock into Common Stock, the holder or the Company, as the case may be, must deliver a notice of conversion (the "Notice of Conversion"), in the form attached hereto. Notices of Conversion shall be deemed delivered on the date sent, if personally delivered or sent by facsimile (with confirmation of transmission) to the address of record for each holder, or, if sent to the Company, to the Company's Chief Executive Officer at the Company's principal place of business, or when actually received if sent by another method. The Notice of Conversion, if sent by a holder of Series B Preferred Stock, shall be accompanied by a facsimile (which shall be followed by an original within one (1) business day) or original certificate evidencing the Series B Preferred Stock to be converted.

         (e) CONVERSION PROCEDURE. The Company shall use its reasonable best efforts to cause its transfer agent to issue the Common Stock within three (3) business days after the Company receives a fully executed Notice of Conversion and original certificates for the Series B Preferred Stock with executed stock powers and signatures guaranteed. The Company shall bear the cost associated with the issuance of the Common Stock. The Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended, and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Company. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Company, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Common Stock are so registered shall be treated as a common stockholder of the Company on the date the Common Stock certificates are so issued. With respect to Mandatory Conversion, each holder of Series B Preferred Stock shall deliver to the Company the appropriate number of shares of Series B Preferred Stock promptly after the Company's delivery of the Notice of Conversion, together with executed stock powers with signatures guaranteed. In the event a holder of Series B Preferred Stock fails to deliver shares of Series B Preferred Stock after the Company's delivery of the Notice of Conversion, such shares of Series B Preferred Stock shall be deemed to have been converted into Common Stock at the Conversion Price on the Conversion Date and shall be issued and held by the Company until the appropriate certificates for Series B Preferred Stock are presented for cancellation with executed stock powers and signatures guaranteed. The certificates representing the Series B Preferred Stock shall be cancelled, as reflected in the records of the Company on the date of issuance of the Common Stock.

         3. RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the sufficiency of which shall be determined by using the Conversion Price.

         4. NO PREEMPTIVE RIGHTS. No holder of the Series B Preferred Stock shall be entitled, as a right, to purchase or subscribe for any part of the unissued capital stock of the Company, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other securities convertible into or carrying options or warrants to purchase stock or other securities of the Company or by its nominee or nominees, or to have any other preemptive rights now or hereafter defined by the laws of Bermuda.

         5. NO VOTING RIGHTS. Holders of Series B Preferred Stock shall not have voting rights.

         6. LIQUIDATION PREFERENCE. Series B Preferred Stock shall have a liquidation preference equal to $10.00 per share of Series B Preferred Stock plus accrued and unpaid dividends.

         7. NO FRACTIONAL SHARES. The Series B Preferred Stock shall not be converted into fractions of a share and, where applicable, will be rounded to the nearest whole number of shares upon conversion into Common Stock.

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the registered Holder in order to convert Series B Preferred Stock)

The undersigned hereby irrevocably elects to convert _______ shares of Series B Preferred Stock into shares of Common Stock of COMMODORE HOLDINGS LIMITED (the "Company") according to the rights, preferences and limitations of the Series B Preferred Stock, as of the date written below.

                              Date of Conversion: *
                                                 ---------------------------
                              Signature:
                                        ------------------------------------
                              Name:
                                   -----------------------------------------

                              Signature Guarantee:
                                                  --------------------------
                              Address:
                                      --------------------------------------

                              ----------------------------------------------

                              Social Security No.
                                                 ---------------------------

*The Conversion Date shall be the third business day following the Company's receipt of the original stock certificate evidencing the Series B Preferred Stock with executed stock powers and signatures guaranteed and the Notice of Conversion or, in the case of a Mandatory Conversion, the date set forth in the Notice of Conversion.

                                    EXHIBIT B

                                FORM OF DEBENTURE

            NEITHER THIS DEBENTURE NOR THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN COUNTRY. THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT IF SUCH TRANSACTION IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR IF SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION, AS CONFIRMED BY AN OPINION OF COUNSEL TO THE COMPANY.

No. D-_                                                            US $_________

                           COMMODORE HOLDINGS LIMITED

           11% CONVERTIBLE SUBORDINATED DEBENTURE DUE __________, 2006

         FOR VALUE RECEIVED, COMMODORE HOLDINGS LIMITED, a Bermuda corporation (the "Company"), promises to pay to ____________________________, the registered Holder hereof (the "Holder"), the principal sum of ____________________ on __________, 2006 (the "Maturity Date") and to pay interest on the principal sum outstanding, in arrears, at the end of each calendar quarter, beginning on March 31, 2000, at the rate of 11% per annum, accruing from the date on which the Company receives the principal amount of this Debenture in cleared funds. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrual of interest shall commence on the first such business day to occur after the date on which the Company receives the principal amount of this Debenture in cleared funds and continue until payment in full of the principal sum has been made in cash or this Debenture is converted as provided herein. Subject to the provisions of Section 4 below, interest on this Debenture is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company shall pay the principal of and interest upon this Debenture, less any amounts required by law to be deducted, to the Holder of this Debenture at the address of such Holder which is the last address appearing on the Debenture Register of the Company for such Holder. The forwarding of such payment shall constitute a payment of principal and/or interest, as the case may be, hereunder and shall satisfy and discharge the liability for principal and/or interest, as the case may be, on this Debenture to the extent of the sum represented by such payment plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. EXCHANGE. This Debenture is exchangeable only at the office of the Company by the surrender thereof for cancellation, and upon payment of any stamp tax or other governmental charge connected with the exchange for Debenture certificates representing an equal aggregate principal amount but issued in different authorized denominations, as requested by the Holder surrendering the same in denominations of $100,000 or multiples thereof.

         2. WITHHOLDING. The Company shall be entitled to withhold from all payments of principal of and interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and the Holder shall execute and deliver all required documentation in connection therewith.

         3. RESTRICTIONS ON TRANSFER. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions of counsel that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. INTEREST RATE. The Company shall pay the Holder interest at the rate of 11% per annum, payable quarterly in arrears, and at maturity together with principal.

         5. CONVERSION.

         A. VOLUNTARY CONVERSION. The Holder of this Debenture is entitled to convert the face value of this Debenture or any portion thereof into a number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), based upon a conversion price per share of Common Stock of $4.0625 (the "Conversion Price"). Unless the Holder of this Debenture and the Company agree otherwise or unless there is a "Change of Control" (as hereinafter defined), this Debenture shall become convertible at any time commencing twelve (12) months after the date of issuance. If a Change of Control occurs or is contemplated, this Debenture shall become convertible just prior to the consummation of the Change of Control. A "Change of Control" shall have occurred if: (i) any "person" within the meaning of Section 14(d) of the Securities Exchange Act of 1934 becomes the owner, directly or indirectly, of more than 30% of the Company's outstanding Common Stock (excluding warrants, options or other securities convertible into or exercisable for Common Stock); or (ii) the Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

         B. MANDATORY CONVERSION. Unless a Holder of this Debenture and the Company agree otherwise, at any time after the Company files a registration statement with the Securities and Exchange Commission ("SEC") with respect to the sale of the shares of Common Stock issuable upon conversion of this Debenture (the "Conversion Shares") and such registration statement has been declared effective by the SEC, the Company shall have the right to force conversion of up to twenty-five percent (25%) of the face value of this Debenture during any ninety (90) day period at the Conversion Price if at any time the closing bid price of the Company's Common Stock as quoted on The Nasdaq Stock Market equals or exceeds 150% of the Conversion Price per share for any ten (10) consecutive trading days (a "Conversion Trigger Date"). For a period of ten (10) business days after the Conversion Trigger Date, the Company shall have the right to deliver to any or all of the Holders of the Debentures a notice of conversion (the "Company's Notice of Conversion"), which states that the Company has elected to exercise its right to demand conversion of the face value of the Debentures into Common Stock as set forth in such Company's Notice of Conversion. The Company's Notice of Conversion shall state the date that the conversion shall be effective, which shall not be earlier than the date the Company's Notice of Conversion is delivered to the Holders of the Debentures.

         C. ANTI-DILUTION ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price provided for herein shall be subject to the following adjustments:

                  (i) If the Company shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the Conversion Price in effect immediately prior to the date fixed for the determination of shareholders entitled to such dividends shall be proportionately decreased (adjusted to the nearest 1/1,000 of a share of Common Stock), such adjustment to become effective immediately after the date fixed for such determination.

                  (ii) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately decreased or increased (adjusted to the nearest 1/1,000 of a share of Common Stock), as the case may require, such decrease or increase, as the case may be, to become effective when such subdivision or combination becomes effective.

                  (iii) In the case of any reclassification or change of outstanding shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, or in the case of any consolidation or merger of the Company with or into another corporation, or in the case of any sale or conveyance to another corporation of all or substantially all of the property of the Company, the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter, so long as such holder's conversion right hereunder shall exist, to convert such Series B Preferred Stock into the same kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which such shares of Series B Preferred Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provisions; PROVIDED, HOWEVER, that effective provision(s) shall be made, in the Articles or Certificate of Incorporation of the resulting, surviving or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the shares of Series B Preferred Stock shall thereafter become applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series B Preferred Stock remaining outstanding or other convertible preferred shares receivable by the holders in place thereof; and provided, further, that any such resulting, surviving, or successor corporations shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the holders of the shares of Series B Preferred Stock remaining outstanding, or other convertible preferred shares receivable by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion right as above provided.

         In case securities or property other than shares of Common Stock shall be issuable or deliverable upon the conversion as aforesaid, then all references in this section shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subsection (iii).

                  (iv) If at any time after the date hereof the Company shall issue shares of Common Stock or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for shares of Common Stock (collectively the "Securities") for a consideration per share (the "Issuance Price") less than the Conversion Price in effect immediately prior to the issuance of such Securities, the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price then in effect by a fraction (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of the Securities, and (ii) the number of shares of Common Stock underlying the Securities multiplied by the consideration per share received (or in the case of warrants or options, the exercise price to be received) by the Company for the Securities divided by the Conversion Price then in effect, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance; provided, however, that if the Company issues an aggregate number of Securities equal to or exceeding 100,000 shares of Common Stock (or rights to receive upon exercise or conversion at least 100,000 shares of Common Stock), after the date hereof, which Securities are issued, exercisable or convertible for less than the Conversion Price, the Conversion Price with respect to all shares of Series B Preferred Stock shall be reduced to the Issuance Price.

         Except as provided in the foregoing subsections (i-iv), there shall be no adjustments to the Conversion Price received upon conversion set forth above.

         D. NOTICE OF CONVERSION. In order to convert the Debenture into Common Stock, the Holder or the Company, as the case may be, must deliver a notice of conversion (the "Notice of Conversion"), in the form attached hereto. Notices of Conversion shall be deemed delivered on the date sent, if personally delivered or sent by facsimile (with confirmation of transmission) to the address of record for each Holder, or, if sent to the Company, to the Company's Chief Executive Officer at the Company's principal place of business, or when actually received if sent by another method. The Notice of Conversion, if sent by a Holder of this Debenture, shall be accompanied by a facsimile (which shall be followed by an original within one (1) business day) or original certificate evidencing the Debenture to be converted.

         E. CONVERSION PROCEDURE. The Company shall use its reasonable best efforts to cause its transfer agent to issue the Common Stock within three (3) business days after the Company receives a fully executed Notice of Conversion and original certificates for the Debenture. The Company shall bear the cost associated with the issuance of the Common Stock. The Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended, and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Company. The Common Stock shall be issued in the same name as the person who is the Holder of this Debenture unless, in the opinion of counsel to the Company, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Common Stock are so registered shall be treated as a common stockholder of the Company on the date the Common Stock certificates are so issued. With respect to Mandatory Conversion, each Holder of a Debenture shall deliver to the Company the appropriate Debenture promptly after the Company's delivery of the Notice of Conversion. In the event a Holder of a Debenture fails to deliver the Debenture after the Company's delivery of the Notice of Conversion, such Debenture shall be deemed to have been converted into Common Stock at the Conversion Price on the Conversion Date and shall be issued and held by the Company until the appropriate certificates for the Debentures are presented for cancellation. The certificates representing the Debenture shall be cancelled, as reflected in the records of the Company on the date of issuance of the Common Stock.

         6. RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Debentures, the sufficiency of which shall be determined by using the Conversion Price.

         7. SUBORDINATION. The Debenture shall be subordinated in right of payment to all existing and future debt of the Company, whether secured or unsecured, and any deferrals, renewals or extensions of such indebtedness, or any debentures, bonds, or notes evidencing such indebtedness. This Debenture will also be subordinate to any debt securities that the Company may issue in the future.

         8. UNSECURED OBLIGATION. This Debenture shall be unsecured. The Holder shall have no recourse against any specific assets of the Company in the event of nonpayment of the Debenture.

         9. DIRECT OBLIGATION. Subject to prior conversion, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the manner herein prescribed. This Debenture is a direct obligation of the Company.

         10. INVESTMENT REPRESENTATIONS. The Holder of the Debenture, by acceptance hereof, represents that the Holder is an "accredited investor" as defined in the Securities Act and the rules promulgated thereunder, and agrees that this Debenture is being acquired for investment and not with a view to the distribution thereof, and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state "blue sky" laws or similar state or foreign laws relating to the sale of securities. Unless the issuance of the shares of Common Stock issuable upon conversion of this Debenture shall have been registered under the Securities Act, the Holder of this Debenture, by tendering notice to the Company of the Holder's intent to convert all or part of this Debenture pursuant to Section 4A hereof, shall be deemed to represent to the Company that the Holder is acquiring such shares of Common Stock for investment and not with a view to the distribution thereof.

         11. GOVERNING LAW; JURISDICTION. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of New York County, New York or the state courts of the State of New York sitting in New York County in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions.

         12. DEFAULT. Each of the following shall constitute an "Event of Default":

         a. the Company fails to pay any interest on this Debenture when it is due and payable, and the failure continues for a period of ten (10) days;

         b. the Company fails to pay the principal of this Debenture at its maturity;

         c. the Company commences any voluntary proceeding under any bankruptcy, reorganization, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Company is adjudicated insolvent or bankrupt by a court of competent jurisdiction; or the Company petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Company or for all or substantially all of its property or assets; or the Company makes an assignment for the benefit of its creditors; or the Company admits in writing its inability to pay its debts as they mature;

         d. there is commenced against the Company any proceeding relating to the Company under any bankruptcy, reorganization, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of ninety (90) days or the Company by any act indicates its consent to, approval of, or acquiescence in, the proceedings; or a receiver or trustee is appointed for the Company or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of ninety (90) days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of the Company, and the warrant or similar process is not dismissed or bonded within ninety (90) days after the levy;

         e. any of the representations or warranties made by the Company herein, or in the purchase agreement between the Company and the Holder of even date herewith (the "Purchase Agreement"), shall be false or misleading in any material respect;

         f. the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Debenture, or the Purchase Agreement and such failure shall continue uncured for a period of thirty (30) days after notice from the Purchaser of such failure and failure of the Company to cure such deficiency;

         g. any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or substantially all of the properties or assets of the Company;

         h. the Company shall have its Common Stock delisted from the Nasdaq Stock Market or other market or exchange on which the Common Stock is or becomes listed or trading in the Common Stock shall be suspended for more than ten (10) consecutive days, and the Company fails to cause the Common Stock to commence trading on another market or exchange within ten (10) days after such delisting or suspension;

         i. (i) the Company has filed a Registration Statement (the "Registration Statement") in accordance with the Registration Rights Agreement between the Company and the Holder of even date herewith (the "Registration Rights Agreement"); (ii) the Company has filed the Registration Statement on Form S-3 based upon the Purchaser's demand for registration pursuant to the Registration Rights Agreement; (iii) the Registration Statement has been declared effective by the Securities and Exchange Commission; and (iv) the Company has failed to deliver to the Purchaser certificates for Common Stock (the "Certificates") pursuant to Section 5(E) herein or pursuant to
                  Section 2(e) of the Series B Convertible Preferred Stock Rights, Preferences and Limitations of the Company, as amended on January 5, 2000, within five (5) business days after the Company receives a fully executed Notice of Conversion and the original certificates for either the Debenture or the Holder's Series B Convertible Preferred Stock of the Company with Holder's signature thereon medallion guaranteed, as the case may be, which Certificates are free from any legend relating to limitations on transferability under the Securities Act of 1933, as amended; or

         j. the Company does not file the Registration Statement in accordance with the Registration Rights Agreement between the Company and the Holder.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         13. NO RIGHTS OF A SHAREHOLDER. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent this Debenture is converted in accordance with the terms hereof.

         14. COLLECTION COSTS. In the event an Event of Default has occurred and has not been waived by Holder, the Holder shall be entitled to collect from the Company all costs and expenses incurred by Holder in enforcing its rights hereunder, including reasonable attorneys' fees.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Effective as of the ___                     COMMODORE HOLDINGS LIMITED
day of _______, 2000

                                            By:
                                               -------------------------------
                                            Name: JEFFREY I. BINDER
                                                 -----------------------------
                                            Title: CHAIRMAN OF THE BOARD
                                                  ----------------------------

                      AFFIDAVIT FOR EXECUTION OF DEBENTURE
                         OUTSIDE OF THE STATE OF FLORIDA

STATE OF __________)
                   ) ss:
COUNTY OF _________)

         BEFORE ME, the undersigned Notary Public, duly authorized in the County and State aforesaid to administer oaths and take acknowledgments, personally appeared the undersigned witnesses, to me known to be the persons described as witnesses to the foregoing Debenture and who witnessed the execution of the foregoing Debenture, and who, first being duly sworn by me did each depose, say and acknowledge before me that they were present at the time that the said Debenture was executed, that they saw the same executed by Jeffrey I. Binder, of COMMODORE HOLDINGS LIMITED, and that they saw the delivery of the Debenture on this date to the Holder in the state and county above-referenced.

                               _________________________________________________
                               Subscribing Witness

                               Print Name:______________________________________

                               Address:_________________________________________

                               _________________________________________________


                               _________________________________________________
                               Subscribing Witness

                               Print Name:______________________________________

                               Address:_________________________________________

                               _________________________________________________

         SWORN TO AND SUBSCRIBED before me and acknowledged to me this ___ day of _____________,.

                               _________________________________________________
                               (Signature of Notary Public)


                               _________________________________________________
                               (Typed, printed or stamped name of Notary Public) Notary Public, State of _________________________

Commission No.:
My commission expires:

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be executed by the registered Holder in order to convert the Debenture)

         The undersigned hereby irrevocably elects to convert $__________ of the principal amount of the above Debenture No. ______ into shares of Common Stock of COMMODORE HOLDINGS LIMITED (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion* ____________________________________________________________

Signature ______________________________________________________________________

Name ___________________________________________________________________________

Social Security No. ____________________________________________________________

Signature Guarantee ____________________________________________________________

Address ________________________________________________________________________

* The Conversion Date shall be the third business day following the Company's receipt of the original certificate evidencing the Debenture and the Notice of Conversion or, in the case of a Mandatory Conversion, the date set forth in the Notice of Conversion.